Exhibit 10.21

ASSIGNMENT

Whereas, I, David Koos, an individual residing in La Mesa, CA, referred to herein as ASSIGNOR, has invented new and useful innovations described in:

U.S. Provisional Application No. 63/051,789, entitled: IMPROVING QUALITY OF A CELLULAR GRAFT, filed on July 14'', 2020;

herein referred to as the"Invention";

And Whereas, Entest BioMedical Inc., a California corporation, located at 4700 Spring St., Suite 304, La Mesa, CA, 91942 herein referred to as ASSIGNEE, desires to acquire the entire right, title, and interest in and to the said Invention,

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR hereby acknowledges that they have sold,assigned, transferred, and set over, and by these presents do hereby sell, assign, and transfer, and set over unto ASSIGNEE and its successors and assigns, !00% of the following:

(A) ASSIGNOR'S right, title and interest in and to the Invention;

(B) any domestic, foreign, or reissue patents that claim priority to U.S Provisional Application No. 63/051,789,

(C) any continuations, continuations-in-part, substitutes, or divisional applications, foreign or domestic, that claim priority U.S. Provisional Application No. 63/051,789;

ASSIGNOR authorizes and requests the Commissioner for Patents to issue any resulting patent(s) as follows: 0% to ASSIGNOR and 100% to ASSIGNEE.

ASSIGNOR hereby further sells, assigns, transfers and sets over unto ASSIGNEE, 100% of ASSIGNOR'S entire right, title, and interest in and to said invention in the United States and every country foreign to the United

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States. ASSIGNOR agrees to execute all papers, give any required testimony, and perform other lawful acts, at ASSIGNEE'S expense, as ASSIGNEE may require to enable ASSIGNEE to perfect ASSIGNEE'S interest in any resulting patent of the United States and countries foreign thereto, and to acquire, hold, enforce, convey, and uphold the validity of said patent and reissues and extensions thereof, and ASSIGNEE'S interest therein.

In testimony whereof ASSIGNOR intending to be legally bound hereunto affix their signatures.

ASSIGNOR

/s/ David Koos	07/14/2020
(David Koos)	(Date)

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ASSIGNMENT

Whereas, Entest BioMedical Inc., a California corporation, located at 4700 Spring St., Suite 304, La Mesa, CA, 91942, referred to herein as ASSIGNOR, is the owner of new and useful innovations described in:

U.S. Provisional Application No. 63/051,789, entitled : IMPROVING QUALITY OF A CELLULAR GRAFT, filed on July 14'°, 2020;

U.S. Provisional Application No. 61/319,214, entitled: IMPROVING QUALITY OF A CELLULAR GRAFT, filed on March 30'', 2010 herein collectively referred to as the "Invention";And Whereas, Sybleu inc., a Wyoming corporation, located at 4700 Spring St., Suite 304, La Mesa, CA, 91942 herein referred to as ASSIGNEE, desires to acquire the entire right, title, and interest in and to the said Invention,

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR hereby acknowledges that they have sold, assigned, transferred, and set over, and by these presents do hereby sell, assign, and transfer, and set over unto ASSIGNEE and its successors and assigns. 100% of the following:

(A) ASSIGNOR'S right, title and interest in and to the Invention;

(B) any domestic, foreign, or reissue patents that claim priority to U.S. Provisional Application No. 63/051,789 and U.S. Provisional Application No. 61/319,214,

(C) any continuations, continuations-in-part, substitutes, or divisional applications, foreign or domestic, that claim priority to U.S. Provisional Application No. 63/051,789 and U.S. Provisional Application No. 61/319,214;

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ASSIGNOR authorizes and requests the Commissioner for Patents to issue any resulting patent(s) as follows: 0% to ASSIGNOR and 100% to ASSIGNEE.

ASSIGNOR hereby further sells, assigns, transfers and sets over unto ASSIGNEE, 100% of ASSIGNOR'S entire right, title, and interest in and to said invention in the United States and every country foreign to the United States. ASSIGNOR agrees to execute all papers, give any required testimony, and perform other lawful acts, at ASSIGNEE'S expense, as ASSIGNEE may require to enable ASSIGNEE to perfect ASSIGNEE'S interest in any resulting patent of the United States and countries foreign thereto, and to acquire, hold, enforce, convey, and uphold the validity of said patent and reissues and extensions thereof, and ASSIGNEE'S interest therein.

In testimony whereof ASSIGNOR intending to be legally bound hereunto affix their signatures.

ASSIGNOR

/s/ David Koos	07/15/2020
(David Koos)	(Date)

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